EXHIBIT 99.1

PRA Reports Second Quarter 2014 Results

NORFOLK, Va., Aug. 5, 2014 (GLOBE NEWSWIRE) -- PRA Group (Nasdaq:PRAA), a world leader in acquiring non-performing consumer debt, today reported its financial results for the second quarter 2014.

Second Quarter Highlights

  Cash collections of $319.3 million, up 8% from the second quarter of 2013.
  Revenues of $197.3 million, up 8%.
  Net income of $37.5 million, down 14%.
  $0.74 diluted earnings per share, compared with $0.85 in the year-ago quarter, down 13%. The Company incurred costs of $0.05 per diluted share in connection with the Aktiv Kapital acquisition and $0.08 per diluted share in foreign exchange currency losses related to the Aktiv Kapital acquisition. Excluding these costs, earnings per diluted share would have been $0.87, up 2%. A reconciliation of this non-GAAP financial measure to GAAP is included at the end of this press release.
  16.0% return on average equity, annualized. Excluding the costs related to the Aktiv Kapital acquisition and the foreign exchange currency loss, annualized return on average equity would have been 18.7%.
  $109.2 million in portfolio acquisitions.

"We are excited to have closed both the acquisition of Aktiv Kapital and Pamplona Capital Management's Individual Voluntary Arrangements (IVA) Master Servicing Platform. Geir Olsen and his team at Aktiv Kapital bring us entry into 13 new countries and expertise with the dynamics of the European markets," said Steve Fredrickson, chairman, president and chief executive officer, PRA Group.

"Andrew Berardi and his team that join us with the IVA Master Servicing Platform acquisition bring with them the ability for us to acquire consumer insolvencies from major retail banks, credit card providers and other specialty finance providers in the U.K. These acquisitions align with our strategy of product and geographic diversification allowing us flexibility when investing capital," Fredrickson said.

REVENUES

  Revenues of $197.3 million in the second quarter, largely driven by cash collections, included finance receivables income net of principal amortization and net allowance reversals. Net finance receivables income was $182.5 million, up 8% from $168.6 million in the year-ago quarter.
  Cash collections increased 8% in the second quarter from the year-ago quarter to $319.3 million, and included collections from these finance receivables sources:

Cash Collection Source ($ in thousands)	Q22014	Q12014	Q42013	Q32013	Q22013
Call Center and Other Collections	$ 95,072	$ 97,736	$ 84,375	$ 89,512	$ 90,229
External Legal Collections	55,011	50,990	46,066	48,274	50,131
Internal Legal Collections	45,090	43,939	34,101	33,288	30,365
Bankruptcy Court Trustee Payments	124,101	120,702	114,384	120,577	125,672
Total Cash Collections	$ 319,274	$ 313,367	$ 278,926	$ 291,651	$ 296,397

  Principal amortization of finance receivables in the second quarter was $136.8 million or 42.8% of cash collections, compared with 43.1% in the year-ago quarter. Principal amortization included a net allowance reversal of $2.3 million recorded against certain pools of finance receivables in the quarter, compared with a net allowance reversal of $1.2 million recorded in the year-ago quarter.
  Revenues in the second quarter also included income from PRA's fee-based businesses of $14.8 million, compared with $14.4 million in the year-ago quarter.

EXPENSES AND OPERATING INCOME

  Operating expenses were $124.9 million in the second quarter of 2014, compared with $109.1 million a year ago, an increase of 14%. PRA incurred approximately $4.1 million of expenses during the quarter related to its acquisition of Aktiv Kapital. The increase in operating expenses was also impacted by an increase in legal collection expenses related to our legal collection strategy and by an increase in compensation and employee services expense due largely to an increase in headcount.
  The Company also incurred $6.2 million in foreign exchange currency losses in relation to the acquisition of Aktiv Kapital that is included on the income statement below the operating expense line.
  Operating income was $72.5 million, compared with $73.8 million in the year-ago quarter. The operating margin was 36.7% in the second quarter of 2014.
  The provision for income taxes was $23.7 million in the second quarter, down 14% from the year-ago quarter. PRA's provision for income taxes was 38.7% of income before taxes in the second quarter, compared with 38.8% in the year-ago quarter.

PORTFOLIO ACQUISITIONS

  PRA invested $109.2 million in new finance receivables from North American and U.K. creditors in the second quarter of 2014, compared with $200.5 million in the year-ago quarter. Receivables purchased were acquired in 85 portfolios from 14 different sellers.

Portfolio Purchase Source ($ in thousands)	Q22014	Q12014	Q42013	Q32013	Q22013
Core Customer Debt	$ 93,025	$ 80,711	$ 67,522	$ 100,081	$ 118,195
Bankruptcy Court Claims	16,187	72,003	31,987	41,794	82,273
Total Portfolio Purchases	$ 109,212	$ 152,714	$ 99,509	$ 141,875	$ 200,468

  Core customer debt purchased in the second quarter included $91.9 million in North American accounts and $1.1 million in U.K. accounts.

BALANCE SHEET

  Borrowings totaled $448.8 million at June 30, 2014, and consisted of $258.8 million in convertible senior notes and $190.0 million in other long-term debt. Total borrowings were $413.8 million at June 30, 2013.
  Cash and cash equivalents were $270.5 million at June 30, 2014, compared with $43.5 million at June 30, 2013.
  Net deferred tax liabilities were $226.0 million at June 30, 2014, compared with $187.7 million a year ago.
  Stockholders' equity increased to $952.3 million at June 30, 2014, from $791.9 million at June 30, 2013.

Conference Call Information

PRA will hold a conference call today at 5:30 p.m. ET to discuss results with institutional investors and stock analysts. To listen to a webcast of the call, visit http://ir.pragroup.com/events.cfm until November 5, 2014. To listen by phone, call 888-695-7639 in the U.S. or 970-315-0482 outside the U.S. The conference ID is 69453282. A question-and-answer session on the call will be open only to analysts or investors. To listen to a replay of the call until August 13, 2014, use the same conference ID when calling 855-859-2056 in the U.S. or 404-537-3406 outside the U.S.

About PRA Group

By acquiring non-performing consumer debt, Portfolio Recovery Associates, Inc., doing business as PRA Group, returns capital to global banks and other creditors to help expand financial services for consumers in North America and Europe. PRA Group companies collaborate with customers to create affordable, realistic debt repayment plans and provide a broad range of additional revenue and recovery services to business and government clients in the U.S. and the U.K.

In 2013 and 2012, PRA was named one of Fortune's 100 Fastest-Growing Companies and one of Forbes' Top 25 Best Small Companies in America. PRA has been annually ranked on the Forbes list since 2007. PRA employs more than 4,000 people and is headquartered in Norfolk, Virginia. For more information, please visit www.pragroup.com.

About Forward-Looking Statements

Statements made herein which are not historical, including PRA's or its management's intentions, hopes, beliefs, expectations, representations, projections, plans or predictions of the future, including, but not limited to, statements with respect to future revenue, earnings per share growth and return on equity, and statements with respect to future contributions of Aktiv Kapital; the ability of Aktiv Kapital, or of any of PRA's subsidiaries, to contribute to earnings and future portfolio-purchase opportunities, all of which, are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.

The forward-looking statements in this press release are based upon management's beliefs, assumptions and expectations of PRA's future operations and economic performance, taking into account currently available information. These statements are not statements of historical fact and there can be no assurance that we will achieve our targets. Forward-looking statements involve risks and uncertainties, some of which are not currently known to PRA.

Actual events or results may differ materially from those expressed or implied in any such forward-looking statements as a result of various factors, including our ability to successfully integrate the Aktiv Kapital business or fully realize the expected benefits of the acquisition of Aktiv Kapital; our ability to manage risks associated with our international operations, which risks will increase as a result of the Aktiv Kapital acquisition; our ability to realize the anticipated synergies and benefits of the Aktiv acquisition; a prolonged economic recovery or a deterioration in the economic or inflationary environment in the United States or Europe; changes in, or interpretations of, state or federal laws or the administrative practices of various bankruptcy courts, which may impact our ability to collect on our defaulted receivables; governmental investigations into or enforcement actions against our business practices; our ability to employ and retain qualified employees; the degree, nature, and resources of our competition; changes in interest or exchange rates; and the risk factors and other risks that are described from time to time in PRA's filings with the Securities and Exchange Commission including but not limited to PRA's annual reports on Form 10-K, its quarterly reports on Form 10-Q and its current reports on Form 8-K, filed with the Securities and Exchange Commission and available through PRA's website, which contain detailed discussion of PRA's business, including risks and uncertainties that may affect future results.

Due to such uncertainties and risks, you are cautioned not to place undue reliance on such forward-looking statements, which speak only as of today. Information in this press release may be superseded by recent information or statements, which may be disclosed in later press releases, subsequent filings with the Securities and Exchange Commission or otherwise. Except as required by law, PRA assumes no obligation to publicly update or revise its forward-looking statements contained herein to reflect any change in PRA's expectations with regard thereto or to reflect any change in events, conditions or circumstances on which any such forward-looking statements are based, in whole or in part.

Portfolio Recovery Associates, Inc.
Unaudited Consolidated Income Statements
(in thousands, except per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2014	2013	2014	2013

Revenues:
Income recognized on finance receivables, net	$ 182,518	$ 168,570	$ 360,488	$ 323,362
Fee income	14,825	14,391	30,777	29,158

Total revenues	197,343	182,961	391,265	352,520

Operating expenses:
Compensation and employee services	52,461	48,202	103,846	93,199
Legal collection fees	11,371	10,609	22,204	21,138
Legal collection costs	25,429	22,717	51,962	43,218
Agent fees	1,464	1,280	2,914	2,889
Outside fees and services	12,113	8,634	22,904	16,081
Communications	7,958	6,675	17,112	14,754
Rent and occupancy	2,219	1,824	4,366	3,511
Depreciation and amortization	4,211	3,534	8,158	6,900
Other operating expenses	7,653	5,660	13,745	11,117

Total operating expenses	124,879	109,135	247,211	212,807

Income from operations	72,464	73,826	144,054	139,713

Other income and (expense):
Interest income	1	--	2	--
Interest expense	(5,068)	(2,923)	(9,928)	(5,612)
Other expense	(6,224)	--	(6,224)	--

Income before income taxes	61,173	70,903	127,904	134,101

Provision for income taxes	23,666	27,489	49,557	52,170

Net income	$ 37,507	$ 43,414	$ 78,347	$ 81,931

Adjustment for loss attributable to redeemable noncontrolling interest	--	185	--	268

Net income attributable to Portfolio Recovery Associates, Inc.	$ 37,507	$ 43,599	$ 78,347	$ 82,199

Net income per common share attributable to Portfolio Recovery Associates, Inc.:
Basic	$ 0.75	$ 0.86	$ 1.57	$ 1.62
Diluted	$ 0.74	$ 0.85	$ 1.55	$ 1.60

Weighted average number of shares outstanding:
Basic	50,065	50,751	49,997	50,781
Diluted	50,437	51,183	50,400	51,228

Portfolio Recovery Associates, Inc.
Unaudited Consolidated Balance Sheets
(in thousands, except per share amounts)

ASSETS	June 30, 2014	December 31, 2013

Cash and cash equivalents	$ 270,526	$ 162,004
Finance receivables, net	1,219,595	1,239,191
Accounts receivable, net	12,458	12,359
Income taxes receivable	6,072	11,710
Property and equipment, net	38,902	31,541
Net deferred tax asset	1,404	1,361
Goodwill	105,122	103,843
Intangible assets, net	13,805	15,767
Other assets	27,478	23,456

Total assets	$ 1,695,362	$ 1,601,232

LIABILITIES AND EQUITY

Liabilities:
Accounts payable	$ 20,396	$ 14,819
Accrued expenses and other liabilities	33,594	27,655
Accrued compensation	14,320	27,431
Net deferred tax liability	226,011	210,071
Borrowings	448,785	451,780

Total liabilities	743,106	731,756

Stockholders' equity:
Preferred stock, par value $0.01, authorized shares, 2,000, issued and outstanding shares - 0	--	--
Common stock, par value $0.01, 100,000 authorized shares, 50,073 issued and outstanding shares at June 30, 2014, and 49,840 issued and outstanding shares at December 31, 2013	501	498
Additional paid-in capital	137,512	135,441
Retained earnings	807,852	729,505
Accumulated other comprehensive income	6,391	4,032
Total stockholders' equity	952,256	869,476

Total liabilities and equity	$ 1,695,362	$ 1,601,232

Portfolio Recovery Associates, Inc.
Unaudited Consolidated Statements of Cash Flows
(in thousands)

	Six Months Ended June 30,
	2014	2013
Cash flows from operating activities:
Net income	$ 78,347	$ 81,931
Adjustments to reconcile net income to net cash provided by operating activities:
Amortization of share-based compensation	5,437	6,651
Depreciation and amortization	8,158	6,900
Amortization of debt discount	2,005	--
Deferred tax expense	15,940	2,488
Changes in operating assets and liabilities:
Other assets	(3,874)	(1,284)
Accounts receivable	(34)	(46)
Accounts payable	5,480	(2,633)
Income tax payable/receivable, net	5,665	(5,748)
Accrued expenses	5,886	7,313
Accrued compensation	(20,635)	1,757

Net cash provided by operating activities	102,375	97,329

Cash flows from investing activities:
Purchases of property and equipment	(13,224)	(6,639)
Acquisition of finance receivables, net of buybacks	(252,168)	(407,347)
Collections applied to principal on finance receivables	272,153	248,498

Net cash provided by/(used in) investing activities	6,761	(165,488)

Cash flows from financing activities:
Income tax benefit from share-based compensation	4,152	2,659
Proceeds from line of credit	--	217,000
Principal payments on line of credit	--	(128,000)
Repurchases of common stock	--	(8,506)
Cash paid for noncontrolling interest	--	(1,150)
Distributions paid to noncontrolling interest	--	(51)
Principal payments on long-term debt	(5,000)	(2,768)

Net cash (used in)/provided by financing activities	(848)	79,184

Effect of exchange rate on cash	234	(253)

Net increase in cash and cash equivalents	108,522	10,772

Cash and cash equivalents, beginning of period	162,004	32,687

Cash and cash equivalents, end of period	$ 270,526	$ 43,459

Supplemental disclosure of cash flow information:
Cash paid for interest	$ 7,634	$ 5,581
Cash paid for income taxes	25,414	52,809

Noncash investing and financing activities:
Adjustment of the redeemable noncontrolling interest measurement amount	$ --	$ (245)
Purchase of noncontrolling interest	--	9,162
Distributions payable relating to noncontrolling interest	--	2
Employee stock relinquished for payment of taxes	(7,515)	(4,025)

FINANCIAL HIGHLIGHTS

	As of and for the Three Months Ended June 30,			As of and for the Six Months Ended June 30,
	2014	2013	Change	2014	2013	Change
EARNINGS (in thousands)
Income recognized on finance receivables, net	$ 182,518	$ 168,570	8%	$ 360,488	$ 323,362	11%
Fee income	14,825	14,391	3%	30,777	29,158	6%
Total revenues	197,343	182,961	8%	391,265	352,520	11%
Operating expenses	124,879	109,135	14%	247,211	212,807	16%
Income from operations	72,464	73,826	-2%	144,054	139,713	3%
Net interest expense	5,067	2,923	73%	9,926	5,612	77%
Net income	37,507	43,414	-14%	78,347	81,931	-4%
Net income attributable to Portfolio Recovery Associates, Inc.	37,507	43,599	-14%	78,347	82,199	-5%

PERIOD-END BALANCES (in thousands)
Cash and cash equivalents	$ 270,526	$ 43,459	522%	$ 270,526	$ 43,459	522%
Finance receivables, net	1,219,595	1,236,859	-1%	1,219,595	1,236,859	-1%
Goodwill and intangible assets, net	118,927	124,349	-4%	118,927	124,349	-4%
Total assets	1,695,362	1,457,246	16%	1,695,362	1,457,246	16%
Borrowings	448,785	413,774	8%	448,785	413,774	8%
Total liabilities	743,106	655,012	13%	743,106	655,012	13%
Total equity	952,256	791,898	20%	952,256	791,898	20%

FINANCE RECEIVABLE COLLECTIONS (dollars in thousands)
Cash collections	$ 319,274	$ 296,397	8%	$ 632,641	$ 571,860	11%
Cash collections on fully amortized pools	16,943	10,612	60%	33,459	16,957	97%
Principal amortization without allowance charges	139,055	129,012	8%	276,405	247,510	12%
Principal amortization with allowance charges	136,756	127,827	7%	272,153	248,498	10%
Principal amortization w/ allowance charges as % of cash collections:
Including fully amortized pools	42.8%	43.1%	-1%	43.0%	43.5%	-1%
Excluding fully amortized pools	45.2%	44.7%	1%	45.4%	44.8%	1%

ALLOWANCE FOR FINANCE RECEIVABLES (dollars in thousands)
Allowance (reversal)/charge	(2,299)	(1,185)	94%	(4,252)	988	-530%
Allowance (reversal)/charge to period-end net finance receivables	-0.2%	-0.1%	97%	-0.3%	0.1%	-537%
Allowance (reversal)/charge to net finance receivable income	-1.3%	-0.7%	79%	-1.2%	0.3%	-486%
Allowance (reversal)/charge to cash collections	-0.7%	-0.4%	80%	-0.7%	0.2%	-489%

PURCHASES OF FINANCE RECEIVABLES (dollars in thousands)
Purchase price - core	$ 91,904	$ 113,314	-19%	$ 170,989	$ 240,265	-29%
Face value - core	770,985	1,178,229	-35%	1,608,021	2,577,189	-38%
Purchase price - bankruptcy	16,187	82,273	-80%	81,688	168,868	-52%
Face value - bankruptcy	180,179	1,926,515	-91%	737,399	2,363,023	-69%
Purchase price - other	1,121	4,881	-77%	9,249	6,268	48%
Face value - other	15,747	81,852	-81%	534,865	100,422	433%
Purchase price - total	109,212	200,468	-46%	261,926	415,401	-37%
Face value - total	966,911	3,186,596	-70%	2,880,285	5,040,634	-43%
Number of portfolios - total	85	94	-10%	189	185	2%

ESTIMATED REMAINING COLLECTIONS (in thousands)
Estimated remaining collections - core	$ 1,948,414	$ 1,694,262	15%	$ 1,948,414	$ 1,694,262	15%
Estimated remaining collections - bankruptcy	729,406	925,223	-21%	729,406	925,223	-21%
Estimated remaining collections - other	24,119	16,744	44%	24,119	16,744	44%
Estimated remaining collections - total	2,701,939	2,636,229	2%	2,701,939	2,636,229	2%

SHARE DATA-ADJUSTED (7) (share amounts in thousands)
Net income per common share - diluted	$ 0.74	$ 0.85	-13%	$ 1.55	$ 1.60	-3%
Weighted average number of shares outstanding - diluted	50,437	51,183	-1%	50,400	51,228	-2%
Shares repurchased	--	166	-100%	--	214	-100%
Average price paid per share repurchased (including acquisitions costs)	$ --	$ 39.82	-100%	$ --	$ 39.71	-100%
Closing market price	$ 59.53	$ 51.21	16%	$ 59.53	$ 51.21	16%

RATIOS AND OTHER DATA (dollars in thousands)
Return on average equity (1)	16.0%	22.5%	-29%	17.1%	21.8%	-22%
Return on revenue (2)	19.0%	23.7%	-20%	20.0%	23.2%	-14%
Return on average assets (3)	9.0%	12.1%	-26%	9.5%	11.7%	-19%
Operating margin (4)	36.7%	40.4%	-9%	36.8%	39.6%	-7%
Operating expense to cash receipts (5)	37.4%	35.1%	6%	37.3%	35.4%	5%
Debt to equity (6)	47.1%	52.3%	-10%	47.1%	52.3%	-10%
Number of collectors	2,258	2,190	3%	2,258	2,190	3%
Number of full-time equivalent employees	3,567	3,362	6%	3,567	3,362	6%
Cash receipts (5)	$ 334,099	$ 310,788	8%	$ 663,418	$ 601,018	10%
Line of credit - unused portion at period end	650,000	184,000	253%	650,000	184,000	253%
(1) Calculated as annualized net income divided by average equity for the period
(2) Calculated as net income divided by total revenues
(3) Calculated as annualized net income divided by average assets for the period
(4) Calculated as income from operations divided by total revenues
(5) "Cash receipts" is defined as cash collections plus fee income
(6) For purposes of this ratio, "debt" equals borrowings
(7) All per share data has been adjusted for a 3 for 1 stock split by means of a stock dividend which was declared on June 10, 2013 and payable August 1, 2013 to holders of record as of July 1, 2013

FINANCIAL HIGHLIGHTS

	For the Quarter Ended
	June 30 2014	March 31 2014	December 31 2013	September 30 2013	June 30 2013
EARNINGS (in thousands)
Income recognized on finance receivables, net	$ 182,518	$ 177,970	$ 168,728	$ 171,456	$ 168,570
Fee income	14,825	15,952	16,125	26,306	14,391
Total revenues	197,343	193,922	184,853	197,762	182,961
Operating expenses	124,879	122,332	106,503	118,294	109,135
Income from operations	72,464	71,590	78,350	79,468	73,826
Net interest expense	5,067	4,859	4,860	3,995	2,923
Net income	37,507	40,840	45,777	49,211	43,414
Net income attributable to Portfolio Recovery Associates, Inc.	37,507	40,840	45,777	47,338	43,599

PERIOD-END BALANCES (in thousands)
Cash and cash equivalents	$ 270,526	$ 191,819	$ 162,004	$ 108,705	$ 43,459
Finance receivables, net	1,219,595	1,253,961	1,239,191	1,256,822	1,236,859
Goodwill and intangible assets, net	118,927	118,800	119,610	119,636	124,349
Total assets	1,695,362	1,642,613	1,601,232	1,547,985	1,457,246
Borrowings	448,785	450,278	451,780	452,229	413,774
Total liabilities	743,106	732,395	731,756	721,001	655,012
Total equity	952,256	910,218	869,476	816,647	791,898

FINANCE RECEIVABLE COLLECTIONS (dollars in thousands)
Cash collections	$ 319,274	$ 313,367	$ 278,926	$ 291,651	$ 296,397
Cash collections on fully amortized pools	16,943	16,516	9,801	8,762	10,612
Principal amortization without allowance charges	139,055	137,350	110,626	122,776	129,012
Principal amortization with allowance charges	136,756	135,397	110,197	120,195	127,827
Principal amortization w/ allowance charges as % of cash collections:
Including fully amortized pools	42.8%	43.2%	39.5%	41.2%	43.1%
Excluding fully amortized pools	45.2%	45.6%	40.9%	42.5%	44.7%

ALLOWANCE FOR FINANCE RECEIVABLES (dollars in thousands)
Allowance (reversal)/charge	(2,299)	(1,953)	(429)	(2,581)	(1,185)
Allowance (reversal)/charge to period-end net finance receivables	-0.2%	-0.2%	0.0%	-0.2%	-0.1%
Allowance (reversal)/charge to net finance receivable income	-1.3%	-1.1%	-0.3%	-1.5%	-0.7%
Allowance (reversal)/charge to cash collections	-0.7%	-0.6%	-0.2%	-0.9%	-0.4%

PURCHASES OF FINANCE RECEIVABLES (dollars in thousands)
Purchase price - core	$ 91,904	$ 79,085	$ 65,759	$ 89,044	$ 113,314
Face value - core	770,985	837,036	774,543	1,352,877	1,178,229
Purchase price - bankruptcy	16,187	65,501	31,987	41,794	82,273
Face value - bankruptcy	180,179	557,220	235,064	215,957	1,926,515
Purchase price - other	1,121	8,128	1,763	11,037	4,881
Face value - other	15,747	519,118	22,493	218,528	81,852
Purchase price - total	109,212	152,714	99,509	141,875	200,468
Face value - total	966,911	1,913,374	1,032,100	1,787,362	3,186,596
Number of portfolios - total	85	104	83	79	94

ESTIMATED REMAINING COLLECTIONS (in thousands)
Estimated remaining collections - core	$ 1,948,414	$ 1,891,511	$ 1,824,132	$ 1,762,369	$ 1,694,262
Estimated remaining collections - bankruptcy	729,406	788,774	822,988	877,722	925,223
Estimated remaining collections - other	24,119	24,439	22,150	32,272	16,744
Estimated remaining collections - total	2,701,939	2,704,724	2,669,270	2,672,363	2,636,229

SHARE DATA-ADJUSTED (7) (share amounts in thousands)
Net income per common share - diluted	$ 0.74	$ 0.81	$ 0.91	$ 0.93	$ 0.85
Weighted average number of shares outstanding - diluted	50,437	50,363	50,375	50,660	51,183
Shares repurchased	--	--	--	989	166
Average price paid per share repurchased (including acquisitions costs)	$ --	$ --	$ --	$ 50.55	$ 39.82
Closing market price	$ 59.53	$ 57.86	$ 52.84	$ 59.93	$ 51.21

RATIOS AND OTHER DATA (dollars in thousands)
Return on average equity (1)	16.0%	18.2%	21.5%	23.5%	22.5%
Return on revenue (2)	19.0%	21.1%	24.8%	24.9%	23.7%
Return on average assets (3)	9.0%	10.0%	11.5%	12.5%	12.1%
Operating margin (4)	36.7%	36.9%	42.4%	40.2%	40.4%
Operating expense to cash receipts (5)	37.4%	37.1%	36.1%	37.2%	35.1%
Debt to equity (6)	47.1%	49.5%	52.0%	55.4%	52.3%
Number of collectors	2,258	2,379	2,313	2,054	2,190
Number of full-time equivalent employees	3,567	3,621	3,543	3,223	3,362
Cash receipts (5)	$ 334,099	$ 329,319	$ 295,051	$ 317,957	$ 310,788
Line of credit - unused portion at period end	650,000	435,500	435,500	435,500	184,000
(1) Calculated as annualized net income divided by average equity for the period
(2) Calculated as net income divided by total revenues
(3) Calculated as annualized net income divided by average assets for the period
(4) Calculated as income from operations divided by total revenues
(5) "Cash receipts" is defined as cash collections plus fee income
(6) For purposes of this ratio, "debt" equals borrowings
(7) All per share data has been adjusted to reflect the 3-for-1 stock split by means of a stock dividend which was declared on June 10, 2013 and payable August 1, 2013 to holders of record as of July 1, 2013

Summary Portfolio Data at June 30, 2014, Entire Domestic Portfolio
($ in thousands)
Purchase Period	Purchase Price	Total Estimated Collections	Net Finance Receivables Balance	Actual Cash Collections Including Cash Sales	Estimated Remaining Collections	Total Estimated Collections to Purchase Price
1996	$ 3,080	$ 10,227	$ --	$ 10,214	$ 13	332%
1997	7,685	25,592	--	25,534	58	333%
1998	11,089	37,634	--	37,426	208	339%
1999	18,898	69,766	--	69,495	271	369%
2000	25,020	118,549	--	117,130	1,419	474%
2001	33,481	178,921	--	176,789	2,132	534%
2002	42,325	204,216	--	199,971	4,245	482%
2003	61,447	273,734	--	267,451	6,283	445%
2004	59,176	206,543	--	200,122	6,421	349%
2005	143,167	331,551	5,826	314,819	16,732	232%
2006	107,666	228,180	6,013	211,770	16,410	212%
2007	258,364	541,739	18,192	489,963	51,776	210%
2008	275,114	537,362	22,193	486,888	50,474	195%
2009	281,313	921,889	15,940	803,271	118,618	328%
2010	357,767	1,061,805	56,506	829,401	232,404	297%
2011	392,778	1,039,572	124,237	658,407	381,165	265%
2012	508,426	1,036,009	268,072	483,553	552,456	204%
2013	621,545	1,159,021	453,419	324,169	834,852	186%
2014	253,011	434,437	234,218	32,552	401,885	172%
Total	$ 3,461,352	$ 8,416,747	$ 1,204,616	$ 5,738,925	$ 2,677,822	243%

Summary Portfolio Data at June 30, 2014, Purchased Bankruptcy Portfolio - Domestic
($ in thousands)
Purchase Period	Purchase Price	Total Estimated Collections	Net Finance Receivables Balance	Actual Cash Collections Including Cash Sales	Estimated Remaining Collections	Total Estimated Collections to Purchase Price
1996-2003	$ --	$ --	$ --	$ --	$ --	0%
2004	7,468	14,598	--	14,538	60	195%
2005	29,301	43,794	26	43,699	95	149%
2006	17,627	31,913	52	31,716	197	181%
2007	78,526	106,108	319	104,523	1,585	135%
2008	108,584	169,098	1,525	165,351	3,747	156%
2009	156,027	480,855	1,771	442,339	38,516	308%
2010	209,160	536,047	29,442	445,475	90,572	256%
2011	181,784	326,398	64,713	208,701	117,697	180%
2012	252,363	348,010	137,798	170,889	177,121	138%
2013	229,189	303,806	164,703	93,104	210,702	133%
2014	81,587	103,526	69,938	14,412	89,114	127%
Total	$ 1,351,616	$ 2,464,153	$ 470,287	$ 1,734,747	$ 729,406	182%

Summary Portfolio Data at June 30, 2014, Core Portfolio - Domestic
($ in thousands)
Purchase Period	Purchase Price	Total Estimated Collections	Net Finance Receivables Balance	Actual Cash Collections Including Cash Sales	Estimated Remaining Collections	Total Estimated Collections to Purchase Price
1996	$ 3,080	$ 10,227	$ --	$ 10,214	$ 13	332%
1997	7,685	25,592	--	25,534	58	333%
1998	11,089	37,634	--	37,426	208	339%
1999	18,898	69,766	--	69,495	271	369%
2000	25,020	118,549	--	117,130	1,419	474%
2001	33,481	178,921	--	176,789	2,132	534%
2002	42,325	204,216	--	199,971	4,245	482%
2003	61,447	273,734	--	267,451	6,283	445%
2004	51,708	191,945	--	185,584	6,361	371%
2005	113,866	287,757	5,800	271,120	16,637	253%
2006	90,039	196,267	5,961	180,054	16,213	218%
2007	179,838	435,631	17,873	385,440	50,191	242%
2008	166,530	368,264	20,668	321,537	46,727	221%
2009	125,286	441,034	14,169	360,932	80,102	352%
2010	148,607	525,758	27,064	383,926	141,832	354%
2011	210,994	713,174	59,524	449,706	263,468	338%
2012	256,063	687,999	130,274	312,664	375,335	269%
2013	392,356	855,215	288,716	231,065	624,150	218%
2014	171,424	330,911	164,280	18,140	312,771	193%
Total	$ 2,109,736	$ 5,952,594	$ 734,329	$ 4,004,178	$ 1,948,416	282%

Use of Non-GAAP Financial Measures

Management believes that the presentation of certain financial information in this press release, excluding the costs associated with the Aktiv Kapital acquisition and foreign exchange losses that were recorded during the three and six months ended June 30, 2014, which is non-GAAP financial information, is useful to investors and improves the comparability of the Company's ongoing operational results between periods. The non-GAAP information should be considered in addition to, not as a substitute for, financial information prepared in accordance with GAAP.

Portfolio Recovery Associates, Inc.
Reconciliation of Net Income, Earnings Per Share and Financial Ratios to GAAP Net Income, Earnings Per Share and Financial Ratios
(in thousands, except per share amounts)

	GAAP Three Months Ended June 30, 2014	Less: Adjustments Related to Aktiv Kapital Acquisition	Adjusted Three Months Ended June 30, 2014	GAAP Six Months Ended June 30, 2014	Less: Adjustments Related to Aktiv Kapital Acquisition	Adjusted Six Months Ended June 30, 2014

Revenues:
Income recognized on finance receivables, net	$ 182,518		$ 182,518	$ 360,488		$ 360,488
Fee income	14,825		14,825	30,777		30,777

Total revenues	197,343		197,343	391,265		391,265

Operating expenses:
Compensation and employee services	52,461		52,461	103,846		103,846
Legal collection fees	11,371		11,371	22,204		22,204
Legal collection costs	25,429		25,429	51,962		51,962
Agent fees	1,464		1,464	2,914		2,914
Outside fees and services	12,113	(4,052)	8,061	22,904	(8,413)	14,491
Communications	7,958		7,958	17,112		17,112
Rent and occupancy	2,219		2,219	4,366		4,366
Depreciation and amortization	4,211		4,211	8,158		8,158
Other operating expenses	7,653		7,653	13,745		13,745

Total operating expenses	124,879	(4,052)	120,827	247,211	(8,413)	238,798

Income from operations	72,464	4,052	76,516	144,054	8,413	152,467

Other income and (expense):
Interest income	1		1	2		2
Interest expense	(5,068)		(5,068)	(9,928)		(9,928)
Other expense	(6,224)	6,224	--	(6,224)	6,224	--

Income before income taxes	61,173	10,276	71,449	127,904	14,637	142,541

Provision for income taxes	23,666	3,976	27,642	49,557	5,671	55,228

Net income	$ 37,507	$ 6,300	$ 43,807	$ 78,347	$ 8,966	$ 87,313

Adjustment for loss attributable to redeemable noncontrolling interest	--		--	--		--

Net income attributable to Portfolio Recovery Associates, Inc.	$ 37,507	$ 6,300	$ 43,807	$ 78,347	$ 8,966	$ 87,313

Net income per common share attributable to Portfolio Recovery Associates, Inc.:
Basic	$ 0.75	$ 0.13	$ 0.88	$ 1.57	$ 0.18	$ 1.75
Diluted	$ 0.74	$ 0.13	$ 0.87	$ 1.55	$ 0.18	$ 1.73

Weighted average number of shares outstanding:
Basic	50,065		50,065	49,997		49,997
Diluted	50,437		50,437	50,400		50,400

Operating margin:	36.7%		38.8%	36.8%		39.0%

Net income margin:	19.0%		22.2%	20.0%		22.3%

Return on average equity:	16.0%		18.7%	17.1%		19.0%
CONTACT: Investor Contact:
         Darby Schoenfeld
         Director of Investor Relations
         (757) 431-7913
         DCSchoenfeld@PRAGroup.com

         News Media Contact:
         Rick Goulart
         Vice President, Corporate Communications
         (757) 961-3525
         RickGoulart@PRAGroup.com